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                                                                   EXHIBIT 10.16

                            TWO NORTH RIVERSIDE PLAZA
                                Chicago, Illinois

                             OFFICE LEASE AGREEMENT

                                     BETWEEN

    TWO NORTH RIVERSIDE PLAZA JOINT VENTURE LIMITED PARTNERSHIP, an Illinois
     limited partnership, sole beneficiary of LaSalle National Trust, N.A., successor trustee under Trust Agreement dated June 26, 1969 and known as
       Trust No, 39712 ("LANDLORD") by its agent, EQUITY OFFICE PROPERTIES
                    MANAGEMENT CORP., a Delaware corporation

                                       AND

               iDINE REWARDS NETWORK INC., a Delaware corporation
                                   ("TENANT")

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                                TABLE OF CONTENTS

I.      Basic Lease Information..............................................  1
II.     Lease Grant..........................................................  2
III.    Adjustment of Commencement Date; Possession..........................  2
IV.     Rent.................................................................  3
V.      Compliance with Laws; Use............................................  7
VI.     Security Deposit.....................................................  7
VII.    Services to be Furnished by Landlord.................................  7
VIII.   Leasehold Improvements...............................................  8
IX.     Repairs and Alterations..............................................  8
X.      Use of Electrical Services by Tenant.................................  9
XI.     Entry by Landlord.................................................... 10
XII.    Assignment and Subletting............................................ 10
XIII.   Liens................................................................ 11
XIV.    Indemnity and Waiver of Claims....................................... 11
XV.     Insurance............................................................ 12
XVI.    Subrogation.......................................................... 12
XVII.   Casualty Damage...................................................... 12
XVIII.  Condemnation......................................................... 13
XIX.    Events of Default.................................................... 13
XX.     Remedies............................................................. 14
XXI.    Limitation of Liability.............................................. 15
XXII.   No Waiver............................................................ 15
XXIII.  Quiet Enjoyment...................................................... 15
XXIV.   Relocation........................................................... 15
XXV.    Holding Over......................................................... 15
XXVI.   Subordination to Mortgages; Estoppel Certificate..................... 16
XXVII.  Attorneys' Fees...................................................... 16
XXVIII. Notice............................................................... 16
XXIX.   Excepted Rights...................................................... 16
XXX.    Surrender of Premises................................................ 17
XXXI.   Demolition........................................................... 17
XXXII.  Miscellaneous........................................................ 17
XXXIII. Entire Agreement..................................................... 18

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                             OFFICE LEASE AGREEMENT

This Office Lease Agreement (the "Lease") is made and entered into as of May 5, 2003, by and between TWO NORTH RIVERSIDE PLAZA JOINT VENTURE LIMITED PARTNERSHIP, an Illinois limited partnership, sole beneficiary of LaSalle National Trust, N.A., successor trustee under Trust Agreement dated June 26, 1969 and known as Trust No. 39712 ("Landlord") by its agent, EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation, and iDINE REWARDS NETWORK, INC., a Delaware corporation ("Tenant").

I.   Basic Lease Information.

     A. "Building" shall mean the building located at Two North Riverside Plaza, Chicago, Illinois, and commonly known as Two North Riverside Plaza.

     B. "Rentable Square Footage of the Building" is deemed to be 512,944 square feet.

     C. "Premises" shall mean the area shown on Exhibit A to this Lease. The Premises are located on the 9th floor and known as suite number 950. The "Rentable Square Footage of the Premises" is deemed to be 14,324 square feet. If the Premises include one or more floors in their entirety, all corridors and restroom facilities located on such full floor(s) shall be considered part of the Premises. Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Building and the Rentable Square Footage of the Premises are correct and shall not be remeasured. Notwithstanding anything to the contrary contained in this Lease, commencing on the Commencement Date (as defined below), Tenant shall have access to the entire Premises, however, initially Tenant only requires approximately 10,000 rentable square feet of the Premises (the "Initial Occupied Premises"). Commencing with the Commencement Date, Tenant shall pay Base Rent on the Initial Occupied Premises, but Additional Rent on all of the Premises. The Initial Occupied Premises shall be increased over the Term (as defined below) of the Lease, by increments of 1,000 or more rentable square feet (the "Increased Occupied Premises") until the entire Premises is occupied by Tenant. Notwithstanding anything in Section XI of the Lease to the contrary, during the Term of the Lease, Tenant agrees that Landlord shall have the right to enter the Premises from time to time to determine the actual rentable square feet then being occupied by Tenant.

     D.   "Base Rent" - Initial Occupied Premises:

                              Annual Rate       Annual       Monthly
            Period         Per Square Foot    Base Rent     Base Rent
            ------         ---------------   -----------   ----------
     09/01/03 - 08/31/04       $18.50        $185,000.04   $15,416.67
     09/01/04 - 08/31/05       $19.00        $189,999.96   $15,833.33
     09/01/05 - 08/31/06       $19.50        $195,000.00   $16,250.00
     09/01/06 - 08/31/07       $20.00        $200,000.04   $16,666.67
     09/01/07 - 08/31/08       $20.50        $204,999.96   $17,083.33

          The Annual Base Rent and Monthly Base Rent shall be adjusted, from time to time, to reflect the sum of the Initial Occupied Premises plus the Increased Occupied Premises by the then Annual Rate Per Square Foot.

     E.   "Tenant's Pro Rata Share": 2.7925%.

     F.   "Base Year" for Taxes: 2003; "Base Year" for Expenses: 2003.

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     G.   "Term": A period of 60 months and 0 days. The Term shall commence on
          September 1, 2003 (the "Commencement Date") and, unless terminated early in accordance with this Lease, end on August 31, 2008 (the "Termination Date").

     H.   Tenant allowance(s): None.

     I.   "Security Deposit": None.

     J.   "Guarantor(s)": As the date hereof, there are no Guarantors.

     K.   "Broker(s)": Julien J. Studley.

     L.   "Permitted Use": General office use.

     M.   "Notice Addresses":

          Tenant:

          On and after the Commencement Date, notices shall be sent to Tenant at the Premises. Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

          iDine Rewards Network Inc.
          11900 Biscayne Boulevard
          North Miami, FL 33149
          Attention: George S. Wiedemann, President and CEO
          Phone #: 305-892-3306
          Fax #: 305-892-3342

          Landlord:                         With a copy to:

          Two North Riverside Plaza Joint   Equity Office Properties
          Venture Limited Partnership       Two North Riverside Plaza
          c/o Equity Office Properties      Suite 2100
          Two North Riverside Plaza         Chicago, Illinois 60606
          Suite 1430                        Attention: Chicago Region Counsel
          Chicago, Illinois 60606
          Attention: Building Manager

          Rent (defined in Section IV.A) is payable to the order of Equity Office Properties at the following address:

               Equity Office Properties
               DBA Two North Riverside Plaza
               3973 Collection Center Drive
               Chicago, Illinois 60693

     N. "Business Day(s)" are Monday through Friday of each week, exclusive of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Holidays"). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

     O. "Landlord Work" means the work that Landlord is obligated to perform in the Premises pursuant to a separate work letter agreement (the "Work Letter"), if any, attached as Exhibit D. The occurrence of the Commencement Date shall not be conditioned upon the performance of work by Landlord.

     P. "Law(s)" means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

     Q. "Normal Business Hours" for the Building shall mean 8:00 A.M. to 6:00 P.M. Mondays through Fridays, and 8:00 A.M. to 1:00 P.M. on Saturdays, exclusive of Holidays.

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     R.   "Property" means the Building and the parcel(s) of land on which it is located and, at Landlord's discretion, the Building garage and other improvements serving the Building, if any, and the parcel(s) of land on which they are located.

II.  Lease Grant.

     Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, unreserved parking areas, common corridors, elevator foyers, restrooms, vending areas and lobby areas (the "Common Areas").

III. Adjustment of Commencement Date; Possession.

     A.   Intentionally Omitted.

     B. Subject to Landlord's obligations under Section IX.B., the Premises are accepted by Tenant in "as is" condition and configuration. By taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition, and that there are no representations or warranties by Landlord regarding the condition of the Premises or the Building. If Landlord is delayed delivering possession of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space. The Commencement Date shall be postponed until the date Landlord delivers possession of the Premises to Tenant free from occupancy by any party, and the Termination Date, at the option of Landlord, may be postponed by an equal number of days.

     C. If Tenant takes possession of the Premises before the Commencement Date, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent (defined in Section IV.A.) to Landlord for each day of possession before the Commencement Date. However, except for the cost of services requested by Tenant (e.g. freight elevator usage), Tenant shall not be required to pay Rent for any days of possession before the Commencement Date during which Tenant, with the approval of Landlord, is in possession of the Premises for the sole purpose of performing improvements or installing furniture, equipment or other personal property.

IV.  Rent.

     A. Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or deduction (but subject to abatement as provided elsewhere in this Lease), the total amount of Base Rent and Additional Rent due for the Term. "Additional Rent" means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as "Rent". Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that the installment of Base Rent for the first full calendar month of the Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before 30 days after billing by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administration fee equal to 3% of the past due Rent, provided that Tenant shall be entitled to a grace period of 10 days for the first 2 late payments of Rent in a given calendar year. If the Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant's Pro Rata Share of any Tax Excess (defined in Section IV.B.) or Expense Excess (defined in Section IV.B.) for the month shall be prorated based on the number of days in such calendar month. Landlord's acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. No endorsement or statement on a

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          check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party's right to recover the balance or pursue other available remedies. Tenant's covenant to pay Rent is independent of every other covenant in this Lease.

     B. Expense Excess and Tax Excess. Tenant shall pay Tenant's Pro Rata Share of the amount, if any, by which Expenses (defined in Section IV.C.) for each calendar year during the Term exceed Expenses for the Base Year (the "Expense Excess") and also the amount, if any, by which Taxes (defined in Section IV.D.) for each calendar year during the Term exceed Taxes for the Base Year (the "Tax Excess"). If Expenses and/or Taxes in any calendar year decrease below the amount of Expenses and/or Taxes for the Base Year, Tenant's Pro Rata Share of Expenses and/or Taxes, as the case may be, for that calendar year shall be $0. Landlord shall provide Tenant with a good faith estimate of the Expense Excess and of the Tax Excess for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Expense Excess and one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Tax Excess. If Landlord determines that its good faith estimate of the Expense Excess or of the Tax Excess was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant's monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expense Excess or of the Tax Excess by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year's estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installments(s) of Additional Rent.

          As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Excess and the actual Taxes and Tax Excess for the prior calendar year. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is more than the actual Expense Excess and/or actual Tax Excess, as the case may be, for the prior calendar year, Landlord shall apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is less than the actual Expense Excess and/or actual Tax Excess, as the case may be, for such prior year, Tenant shall pay Landlord within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

     C. Expenses Defined. "Expenses" means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property, including, but not limited to:

          1. Labor costs, including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

          2. Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

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          3.   The cost of services, including amounts paid to service providers and the rental and purchase cost of parts, supplies, tools and equipment.

          4. Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable office buildings.

          5. Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges for which Landlord is reimbursed by tenants. "Electrical Costs" means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

          6. The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made to the Property which are: (a) performed primarily to reduce operating expense costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws that are enacted, or first interpreted to apply to the Property, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the useful life of the capital improvement or 10 years. The amortized cost of capital improvements may, at Landlord's option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. Notwithstanding the foregoing, the portion of the annual amortized costs to be included in Expenses in any calendar year with respect to a capital improvement which is intended to reduce expenses or improve the operating efficiency of the Property or Building shall equal the lesser of:
               (a) such annual amortized costs; and (b) the projected annual amortized reduction in expenses for that portion of the amortization period] of the capital improvement which falls within the Term (based on the total cost savings for such period, as reasonably estimated by Landlord).

          If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement with respect to adjacent properties, common area agreement with respect to adjacent properties or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Property and the other buildings or properties. Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances, granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes (defined in Section IV.D) or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant

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          under this Lease or to other tenants in the Building under their respective leases. If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall, at Landlord's option, be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building during that calendar year. If Tenant pays for its Pro Rata Share of Expenses based on increases over a "Base Year" and Expenses for a calendar year are determined as provided in the prior sentence, Expenses for the Base Year shall also be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building. The extrapolation of Expenses under this Section shall be performed by appropriately adjusting the cost of those components of Expenses that are impacted by changes in the occupancy of the Building.

     D. Taxes Defined. "Taxes" shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property's share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Property; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, franchise, capital stock, gift, estate or inheritance tax or penalties or fines relating to the late payment or non-payment of Taxes. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during that year. For all other real estate taxes, Taxes for that year shall, at Landlord's election, include either the amount accrued, assessed or otherwise imposed for the year or the amount due and payable for that year, provided that Landlord's election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant's Pro Rata Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment. Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed. Tenant shall pay Landlord the amount of Tenant's Pro Rata Share of any such increase in the Tax Excess within 30 days after Tenant's receipt of a statement from Landlord.

     E. Audit Rights. Tenant may, within 90 days after receiving Landlord's statement of Expenses, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be with a licensed CPA firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord's statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord

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          shall provide Tenant with a credit against the next installment of
          Rent in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. However, notwithstanding the foregoing, if Landlord and Tenant determine that Expenses for the Building for the year in question were less than stated by more than 5%, Landlord, within 30 days after its receipt of paid invoices therefor from Tenant, shall reimburse Tenant for the reasonable amounts paid by Tenant to third parties in connection with such review by Tenant. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

V.   Compliance with Laws; Use.

     The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord's reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall materially comply with all Laws, including the Americans with Disabilities Act, regarding the operation of Tenant's business and the use, condition, configuration and occupancy of the Premises. Notwithstanding the foregoing, Landlord, not Tenant, shall be responsible for complying with any law, ordinance, order, rule or regulation of any governmental agency to the extent that such requires any structural alterations, unless the need to make a structural alteration results from Tenant's particular manner of use of the Premises including, but not limited to, Tenant's use of any part of the Premises for a use deemed to be a "Public Accommodation" as defined by the ADA. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation or alleged violation of any Laws. Tenant shall materially comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord from time to time. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord's enforcement of the rules and regulations.

VI.  Security Deposit.

     The Security Deposit, if any, shall be delivered to Landlord upon the execution of this Lease by Tenant and shall be held by Landlord without liability for interest (unless required by Law) as security for the performance of Tenant's obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent or to cure any uncured default by Tenant. If Landlord uses the Security Deposit, Tenant shall on demand restore the Security Deposit to its original amount. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 45 days after the later to occur of: (1) the determination of Tenant's Pro Rata Share of any Tax Excess and Expense Excess for the final year of the Term; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

VII. Services to be Furnished by Landlord.

     A. Landlord agrees to furnish Tenant with the following services: (1) Water service for use in the lavatories on each floor on which the Premises are located; (2) Heat and air conditioning in season during Normal Business Hours, at such temperatures and in such amounts as are standard for comparable buildings or as required by governmental authority. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive HVAC service during hours other than Normal Business Hours. Tenant shall pay Landlord the standard charge for the additional service as reasonably determined by Landlord from time to time; (3) Maintenance and repair of the Property as described in Section IX.B.; (4) Janitor service on Business Days. If Tenant's use, floor covering or other improvements require special services in excess of the

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          standard services for the Building, Tenant shall pay the additional cost attributable to the special services; (5) Elevator service; (6) Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions in Article X; and (7) such other services as Landlord reasonably determines are necessary or appropriate for the Property.

     B. Landlord's failure to furnish, or any interruption or termination of, services due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a "Service Failure") shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. However, if the Premises, or a material portion of the Premises, is made untenantable for a period in excess of 3 consecutive Business Days as a result of the Service Failure, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 4th consecutive Business Day of the Service Failure and ending on the day the service has been restored. If the entire Premises has not been rendered untenantable by the Service Failure, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises rendered untenantable and not used by Tenant. In no event, however, shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant's Property (defined in Article XV), arising out of or in connection with the failure of any security services, personnel or equipment.

VIII. Leasehold Improvements.

     All improvements to the Premises (collectively, "Leasehold Improvements") shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. However, Landlord, by written notice to Tenant within 30 days prior to the Termination Date, may require Tenant to remove, at Tenant's expense: (1) Cable (defined in Section IX.A) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord's reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (collectively referred to as "Required Removables"). Without limitation, it is agreed that Required Removables include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications of any type. The Required Removables designated by Landlord shall be removed by Tenant before the Termination Date, provided that upon prior written notice to Landlord, Tenant may remain in the Premises for up to 5 days after the Termination Date for the sole purpose of removing the Required Removables. Tenant's possession of the Premises shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent on a per diem basis at the rate in effect for the last month of the Term. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables or perform related repairs in a timely manner, Landlord, at Tenant's expense, may remove and dispose of the Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section IX.C), may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 days after receipt of Tenant's request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables.

IX.  Repairs and Alterations.

     A. Tenant's Repair Obligations. Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord's express responsibility under this Lease, and shall keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (1) floor covering; (2) interior partitions;
          (3) doors; (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, "Cable") that is installed by or for the exclusive benefit of Tenant and located in the Premises or other

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          portions of the Building; (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; and (7) Alterations performed by contractors retained by Tenant, including related HVAC balancing. All work shall be performed in accordance with the rules and procedures described in Section IX.C. below. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs.

     B. Landlord's Repair Obligations. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; (3) Common Areas; (4) the roof of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

     C. Alterations. Tenant shall not make alterations, additions or improvements to the Premises or install any Cable in the Premises or other portions of the Building (collectively referred to as "Alterations") without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. However, Landlord's consent shall not be required for any Alteration that satisfies all of the following criteria (a "Cosmetic Alteration"): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or above the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section IX.C. Prior to starting work, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems); copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for sums paid by Landlord for third party examination of Tenant's plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord's oversight and coordination of any non-Cosmetic Alterations equal to 10% of that part of the cost of the non-Cosmetic Alteration between $1.00 and $10,000.00, inclusive, and 3% of the cost of that part of the non-Cosmetic Alterations which is exceeds $10,000.00. Notwithstanding anything foregoing to the contrary, in lieu of the fees set forth above, with respect to the first $2,000,000.00 spent by Tenant for Alterations including, without limitation, the Tenant Work described in Exhibit D, Tenant shall pay Landlord no fee for Landlord's oversight and coordination of all Alterations (including Cosmetic Alterations), but shall pay all direct, reasonable, out of pocket fees incurred by Landlord in connection with third party examination of Tenant's plans for non-Cosmetic Alterations and such oversight and coordination (which sums will be paid within 30 days after receipt of an invoice for sums paid by Landlord).] Upon completion, Tenant shall furnish "as-built" plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord's approval of an Alteration shall not

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          be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant's use.

X.   Use of Electrical Services by Tenant.

     A. Electricity used by Tenant in the Premises shall be paid for by Tenant by a separate charge payable by Tenant to Landlord within 30 days after billing by Landlord. Electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Premises, to aggregate the electrical service for the Property and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. The charges to Tenant for electricity shall not exceed the rate that would be charged Tenant if billed directly by the local utility for the same services.

     B. Tenant's use of electrical service shall not exceed, either in voltage, rated capacity, use beyond Normal Business Hours or overall load, 5 watts per square foot of the Premises, which Landlord deems to be standard for the Building. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant. Landlord shall have the right to separately meter electrical usage for the Premises and to measure electrical usage by survey or other commonly accepted methods.

XI.  Entry by Landlord.

     Landlord, its agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants' premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Normal Business Hours. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent. Notwithstanding anything herein to the contrary, except in emergency situations as determined by Landlord, Landlord shall exercise reasonable efforts to conduct any entry into the Premises in such a manner as to minimize any disruption to the operation of Tenant's business.

XII. Assignment and Subletting.

     A. Except in connection with a Permitted Transfer (defined in Section XII.E. below), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld if Landlord does not elect to exercise its termination rights under Section XII.B below. Without limitation, it is agreed that Landlord's consent shall not be considered unreasonably withheld if: (1) the proposed transferee's financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige, or would result in a violation of another tenant's rights; (3) the proposed transferee is a governmental agency or occupant of the Building; (4) Tenant is in default after the expiration of the notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. Notwithstanding the above, Landlord will not withhold its consent solely because the proposed subtenant or assignee is an occupant of the Building if Landlord does not have space available for lease in the Building that is comparable to the space Tenant desires to sublet or assign. Landlord shall be deemed to have comparable space if it has, or will have, space available on any floor of the Building that is approximately the same size as the space Tenant desires to sublet or assign within 6 months of the proposed commencement of the proposed sublease or assignment. Any attempted Transfer in violation of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord's rights to approve any subsequent Transfers. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

     B. As part of its request for Landlord's consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 30 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (2) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to assign or sublet. Any such termination shall be effective on the proposed effective date of the Transfer for which Tenant requested consent. Tenant shall pay Landlord a review fee of $750.00 for Landlord's review of any Permitted Transfer or requested Transfer, provided if Landlord's actual reasonable costs and expenses (including reasonable attorney's fees) exceed $750.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.


     C. Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord for Landlord's share of any excess within 30 days after Tenant's receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer, including brokerage fees, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section XIX.A. below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord's share of any excess).

     D. Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

     E. Tenant may assign its entire interest under this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization without the consent of Landlord, provided that all of the following conditions are satisfied (a "Permitted Transfer"): (1) Tenant is not in default under this Lease; (2) Tenant's successor shall own all or substantially all of the assets of Tenant; (3) Tenant's successor shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization; (4) the Permitted Use does not allow the Premises to be used for retail purposes; and (5) Tenant shall give Landlord written notice at least 30 days prior to the effective date of the proposed purchase, merger, consolidation or reorganization. Tenant's notice to Landlord shall include information and documentation showing that each of the above

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          conditions has been satisfied. If requested by Landlord, Tenant's successor shall sign a commercially reasonable form of assumption agreement.

XIII. Liens.

     Tenant shall not permit mechanic's or other liens to be placed upon the Property, Premises or Tenant's leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 30 days of notice from Landlord of the filing of the lien, fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable lien Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys' fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

XIV. Indemnity and Waiver of Claims.

     A. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) (defined in Article XXVI) and agents ("Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant's transferees, contractors or licensees.

     B. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord's contractors.

     C. Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article XV below. Notwithstanding the foregoing, except as provided in Article XVI to the contrary, Tenant shall not be required to waive any claims against Landlord (other than for loss or damage to Tenant's business) where such loss or damage is due to the negligence or willful misconduct of Landlord or any Landlord Related Parties. Nothing herein shall be construed as to diminish the repair and maintenance obligations of Landlord contained elsewhere in this Lease.

XV.  Insurance.

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     Tenant shall carry and maintain the following insurance ("Tenant's
Insurance"), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00; (2) All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering all of Tenant's trade fixtures, equipment, furniture and other personal property within the Premises ("Tenant's Property"); (3) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute; and (4) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Any company writing any of Tenant's Insurance shall have an A.M. Best rating of not less than A-VIII (unless otherwise approved by Landlord, which approval shall not be unreasonably withheld). All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), Equity Office Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord as the interest of such designees shall appear, as additional insureds. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days' advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value, as reasonably estimated by Landlord. Except as specifically provided to the contrary, the limits of either party's' insurance shall not limit such party's liability under this Lease.

XVI. Subrogation.

     Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant's Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

XVII. Casualty Damage.

     A. If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged); (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 1 year of the Term remaining on the date of the casualty; or (4) a material uninsured loss to the Building occurs. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. In addition to Landlord's right to terminate as provided herein, Tenant shall have the right to terminate this Lease if: (a) a substantial portion of the Premises has been damaged by fire or other casualty and such damage cannot reasonably be repaired within 60 days after receipt of the Completion Estimate (defined in XVII.B. below); (b) there is less than 1 year of the Term remaining on the date of such casualty;
          (c) the casualty was not caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors; and (d) Tenant provides Landlord with written notice of its intent to terminate within 30 days after the date of the fire or other casualty. If neither Landlord nor Tenant elect to terminate this Lease, Landlord shall commence and

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          proceed with reasonable diligence to repair and restore the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord available for restoration. Landlord shall not be liable for any loss or damage to Tenant's Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

     B. If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods ("Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within 270 days from the date the repair and restoration is started, then regardless of anything in Section XVII.A above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 30 days after receipt of the Completion Estimate. Notwithstanding the foregoing, if Landlord does not substantially complete the repair and restoration of the Premises within 2 months after the expiration of the estimated period of time set forth in the Completion Estimate, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease by written notice to Landlord within 15 days after the expiration of such period, as the same may be extended. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (i) any delays caused by the insurance adjustment process, (ii) any delays caused by Tenant, and (iii) any delays caused by events of Force Majeure.

XVIII. Condemnation.

     Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to the Taking. In order to exercise its right to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant's Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any right to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

XIX. Events of Default.

     Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

     A. Tenant's failure to pay when due all or any portion of the Rent, if the failure continues for 5 days after written notice to Tenant ("Monetary Default").

     B. Tenant's failure (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, if the failure is not cured within 30 days after written notice to Tenant. However, if Tenant's failure to comply cannot reasonably be cured within 30 days, Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 30 days, and
          (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant's failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant's failure to comply with any particular material term, provision or covenant of the Lease on 3 occasions during any 12 month period, Tenant's subsequent violation of such material term, provision or covenant shall, at Landlord's option, be an incurable event of default by Tenant.

     C. Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts when due.

     D.   The leasehold estate is taken by process or operation of Law.

     E.   Intentionally Omitted.

     F.   Intentionally Omitted.

XX.  Remedies.

     A. Upon any default, Landlord shall have the right without notice or demand (except as provided in Article XIX) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies:

          1. Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant's Property and any party occupying all or any part of the Premises. Tenant shall pay Landlord on demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant's default, whether by Landlord's inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. "Costs of Reletting" shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other concessions or allowances granted to a new tenant.

          2. Terminate Tenant's right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant's Property and any parties occupying all or any part of the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant.

          3. In lieu of calculating damages under Sections XX.A.1 or XX.A.2 above, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant's right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (defined in Section XX.B. below) then in effect, minus the greater of then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting, or the actual Rent paid by a successor tenant after deducting the Costs of Reletting, similarly discounted.

     B. Unless expressly provided in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4%. For purposes hereof, the "Prime Rate" shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forbearance by Landlord to enforce one or more remedies shall not constitute a waiver of any default.

XXI. Limitation of Liability.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. TENANT SHALL LOOK SOLELY TO LANDLORD'S INTEREST IN THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE XXVI BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE XXVI BELOW) ON THE PROPERTY, BUILDING OR PREMISES, NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT.

XXII. No Waiver.

     Either party's failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party's failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXIII. Quiet Enjoyment.

     Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

XXIV. Relocation. Intentionally Omitted.

XXV. Holding Over.

     Except for any permitted occupancy by Tenant under Article VIII, if Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant's occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 150% of the greater of: (1) the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover; or (2) the fair market gross rental for the Premises as reasonably determined by Landlord. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover and Tenant fails to vacate the Premises within 15 days after Landlord notifies Tenant of Landlord's inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

XXVI. Subordination to Mortgages; Estoppel Certificate.

     Subject to the terms hereof, Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Property, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a "Mortgage"). The party having the benefit of a Mortgage shall be referred to as a "Mortgagee". This clause shall be self-operative only with respect to the existing Mortgagee. In lieu of having the Mortgage be superior to this Lease, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. If requested by a successor-in-interest to all or a part of Landlord's interest in the Lease, Tenant shall, without charge, attorn to the successor-in-interest. Landlord and Tenant shall each, within 10 Business Days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party's actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested. Notwithstanding anything foregoing to the contrary, as a condition precedent to the future subordination of this Lease, Landlord will be required to obtain a non-disturbance, subordination and attornment agreement in favor of Tenant from any future Mortgagee on such Mortgagee's then current standard form of agreement, provided such form contains substantially similar provisions as those set forth in Exhibit F or such other commercially reasonable changes to such future Mortgagee's form of non-disturbance, subordination and attornment agreement provided that Tenant's rights and obligations under such form are not materially different from those set forth in Exhibit F. Upon agreement between Tenant and such future Mortgagee, Tenant will execute such non-disturbance, subordination and attornment agreement and return the same to the future Mortgagee for execution. If Tenant and any future Mortgagee are unable to agree upon the terms and conditions of the non-disturbance, subordination and attornment agreement, Tenant, upon request of such future Mortgagee, agrees to enter into a non-disturbance, subordination and attornment agreement on the form attached hereto as Exhibit F. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant from any future Mortgagee shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder, provided that if such future Mortgagee is unwilling to enter into a non-disturbance, subordination and attornment agreement with Tenant (either on a negotiated form or the form attached hereto as Exhibit F), this Lease shall not be subordinated to the Mortgage held by the future Mortgagee and the lien of such Mortgagee's Mortgage shall be subject to this Lease. If, however, Tenant is unwilling to enter into such non-disturbance, subordination and attornment agreement on the form attached hereto as Exhibit F, such refusal shall be considered to be a default hereunder by Tenant, subject to the notice and cure provisions of
Section XIX hereof, and Landlord shall have no further obligation to attempt to obtain a non-disturbance, subordination and attornment from such future Mortgagee.

XXVII. Attorneys' Fees.

     If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees.

XXVIII. Notice.

     If a demand, request, approval, consent or notice (collectively referred to as a "notice") shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party's respective Notice Address(es) set forth in Article I, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice

Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, three (3) days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

XXIX. Excepted Rights.

     This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights above the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building's name or address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant's ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord's employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent, provided, however, Tenant shall be entitled to an abatement of Rent in accordance with Section VII.B. if the Building is closed and Tenant is unable to use the Premises as a result of such closure, for a period of at least 3 consecutive Business Days.

XXX. Surrender of Premises.

     At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall remove Tenant's Property (defined in Article XV) from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with
Article VIII. If Tenant fails to remove any of Tenant's Property within 2 days after the termination of this Lease or of Tenant's right to possession, Landlord, at Tenant's sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant's Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant's Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant's Property. In addition, if Tenant fails to remove Tenant's Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant's Property to be abandoned, and title to Tenant's Property shall be deemed to be immediately vested in Landlord.

XXXI. Demolition.

     Landlord shall have the right to terminate this Lease if Landlord proposes or is required, for any reason, to remodel, remove, or demolish the Building or any substantial portion thereof. Such cancellation shall be exercised by Landlord by the service of not less than ninety (90) days' written notice of such termination. Such notice shall set forth the date upon which the termination will be effective. No money or other consideration shall be payable by Landlord to Tenant for Landlord's exercise of this right, and the right is hereby reserved to Landlord and all purchasers, successors, assigns, transferees, and ground tenants of Landlord, as the case may be, and is in addition to all other rights of Landlord. Tenant has read the foregoing and understands that Landlord has a right to terminate this Lease as provided above.

XXXII. Miscellaneous.

     A. This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the state in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

     B. Tenant shall not record this Lease without Landlord's prior written consent, however, upon Tenant's written request, Landlord will execute a memorandum of Lease in form reasonably acceptable to Landlord and substantially in the form attached hereto as Exhibit G.

     C. Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

     D. Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, civil disturbances and other causes beyond the reasonable control of the performing party ("Force Majeure"). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

     E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder provided that, any successor pursuant to a voluntary, third-party transfer (but not as part of an involuntary transfer resulting from a foreclosure or deed in lieu thereof) shall have assumed Landlord's obligations under this Lease either by contractual obligation, assumption agreement or by operation of law, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations. and further provided that Landlord and its successors, as the case may be, shall remain liable after their respective periods of ownership with respect to any sums due that arose during such period of ownership.

     F. Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers, including Broker, claiming claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

     G. Tenant covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Tenant is authorized to do so on behalf of Tenant; (2) this Lease is binding upon Tenant; and (3) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them. Landlord covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Landlord is authorized to do so on behalf of Landlord; (2) this Lease is binding upon Landlord; and (3) Landlord is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located.

     H. Time is of the essence with respect to Tenant's exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

     I. The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the prior sentence, it is agreed that Tenant's obligations under Sections IV.A, IV.B., VIII, XIV, XX, XXV and XXX shall survive the expiration or early termination of this Lease.

     J. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party.

     K. All understandings and agreements previously made between the parties are superseded by this Lease, and neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

     L. Tenant, within 15 days after request, shall provide Landlord with a current financial statement and such other information as Landlord may reasonably request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Landlord, however, shall not require Tenant to provide such information unless Landlord is requested to produce the information in connection with a proposed financing or sale of the Building. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

XXXIII. Entire Agreement.

This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: Exhibit A (Outline and Location of Premises), Exhibit B (Rules and Regulations), Exhibit C (Intentionally Omitted), Exhibit D (Work Letter Agreement, if required), Exhibit E (Additional Provisions), Exhibit F (Subordination Agreement; Acknowledgment Of Lease Assignment, Estoppel, Attornment And Non-Disturbance Agreement), and Exhibit G (Memorandum of Lease).

     Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS/ATTEST:                         LANDLORD: TWO NORTH RIVERSIDE PLAZA
                                                  JOINT VENTURE LIMITED
                                                  PARTNERSHIP, an Illinois
             Illegible                            limited partnership, sole
-------------------------------------             beneficiary of LaSalle
                                                  National Trust, N.A.,
Name (print): Illegible                           successor trustee under Trust
Name (print):                                     Agreement dated June 26, 1969
              -----------------------             and known as Trust No. 39712


                                             By:  Equity Office Properties
                                                  Management Corp., a Delaware
                                                  corporation, as agent


                                             By: /s/ George Kohl
                                                 -------------------------------
                                             Name: George Kohl
                                             Title: Assistant Vice President


WITNESS/ATTEST:                           TENANT: iDINE REWARDS NETWORK INC.,
                                                  a Delaware corporation


/s/ Carol Milhauser                          By: /s/ Stephen E. Lerch
-------------------------------------            -------------------------------
                                             Name: Stephen E. Lerch
Name (print): Carol Milhauser                Title: COO & CFO
Name (print):
              -----------------------

                                    EXHIBIT A

                                    PREMISES

     This Exhibit is attached to and made a part of the Lease by and between TWO NORTH RIVERSIDE PLAZA JOINT VENTURE LIMITED PARTNERSHIP, an Illinois limited partnership, sole beneficiary of LaSalle National Trust, N.A., successor trustee under Trust Agreement dated June 26, 1969 and known as Trust No. 39712 ("Landlord") by its agent, EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation, and iDINE REWARDS NETWORK INC., a Delaware corporation ("Tenant") for space in the Building located at Two North Riverside Plaza, Chicago, Illinois.

                              [DRAWING OF PREMISES]

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

     The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere about the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss.

8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of property of Tenant shall be repaired at Tenant's sole expense.

9.   Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord's sole opinion, constitute a nuisance.

11. No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Property. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant, and shall remain solely liable for the costs of abatement and removal.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building ("Labor Disruption"). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

16. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant's employees.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

21. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

22. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

23. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

24. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

                                    EXHIBIT C

                               COMMENCEMENT LETTER

Intentionally Omitted.

                                    EXHIBIT D

                                   WORK LETTER

     This Exhibit is attached to and made a part of the Lease by and between TWO NORTH RIVERSIDE PLAZA JOINT VENTURE LIMITED PARTNERSHIP, an Illinois limited partnership, sole beneficiary of LaSalle National Trust, N.A., successor trustee under Trust Agreement dated June 26, 1969 and known as Trust No. 39712 ("Landlord") by its agent, EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation, and iDINE REWARDS NETWORK INC., a Delaware corporation ("Tenant") for space in the Building located at Two North Riverside Plaza, Chicago, Illinois.

As used in this Workletter, the "Premises" shall be deemed to mean the Premises, as initially defined in the attached Lease.

1. Landlord, at its sole cost and expense (subject to the terms and provisions of Section 2 below) shall paint and carpet the corridor to the Premises using Building standard methods, materials and finishes. The improvements to be performed are hereinafter referred to as the "Landlord Work". Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work.

2. All other work and upgrades, subject to Landlord's approval, shall be at Tenant's sole cost and expense, plus any applicable state sales or use tax thereon, payable upon demand as Additional Rent. Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting from any such other work and upgrades requested or performed by Tenant.

3. Landlord's supervision or performance of any work for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such work complies with applicable insurance requirements, building codes, ordinances, laws or regulations or that the improvements constructed will be adequate for Tenant's use.

4. Tenant acknowledges that the Landlord Work may be performed by Landlord in the Premises during Normal Business Hours subsequent to the Commencement Date. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work to be performed in a timely manner and with as little inconvenience to the operation of Tenant's business as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not delay the Commencement Date nor shall it subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease.

5. This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

                                    Exhibit F

          SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT,
                                    ESTOPPEL,
                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT

RECORDING REQUESTED BY LASALLE NATIONAL TRUST, N.A.
AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Attention: Jean Zielinski
225 West Wacker Drive, Suite 2550
Chicago, Illinois 60606

================================================================================

          SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT,
                                    ESTOPPEL,
                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                               (Lease To Mortgage)

THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,
ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement") is made August     , 2001
                                                                      ----
by and between TWO NORTH RIVERSIDE PLAZA JOINT VENTURE LIMITED PARTNERSHIP, an Illinois limited partnership ("Owner"),
                                        ----------------------------------------
                             ("Lessee"), and WELLS FARGO BANK, NATIONAL
----------------------------
ASSOCIATION ("Lender").

                                    RECITALS

A.   Pursuant to the terms and provisions of a lease dated                     ,
                                                           --------------------
     2003 ("Lease"), Owner, as "Lessor", granted to Lessee a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "Property").

B. Owner has executed a Mortgage, Security Agreement and Assignment of Rents (as amended, "Mortgage"), securing, among other things, a Promissory Note Secured by Mortgage (as amended, the "Note") in the principal sum of
                                                     ), dated                  ,
     ------------------------------------------------         -----------------
     in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan").

C. Lender requires that the Mortgage be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and that the Lessee specifically and unconditionally subordinate the Lease to the lien of the Mortgage.

D. Owner and Lessee have agreed to the subordination, attornment and other agreements herein in favor of Lender.

NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Owner and Lessee hereby agree for the benefit of Lender as follows:

SUBORDINATION. Owner and Lessee hereby agree that:

Prior Lien. The Mortgage securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease; and

Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Mortgage and shall supersede and cancel, but only insofar as would affect the priority between the Mortgage and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:

Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Mortgage or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

Waiver, Relinquishment and Subordination. Lessee intentionally and unconditionally waives, relinquishes and subordinates all of Lessee's right, title and interest in and to the Property to the lien of the Mortgage and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.

ESTOPPEL. Lessee acknowledges and represents that:

Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;

No Default. To the best of Lessee's knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "None") None

ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Mortgage:

Modification, Termination and Cancellation. Lessee will not consent to any modification, termination or cancellation of the Lease (in whole or in part) or material amendment to the Lease, without Lender's prior written consent and will not make any payment to Lessor in consideration of any modification, termination or cancellation of the Lease (in whole or in part) without Lender's prior written consent;

Notice of Default. Lessee will notify Lender in writing concurrently with any notice given to Lessor of any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Lessee will not declare a default of the Lease, as to Lender, if Lender cures such default within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Lessor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;

No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Mortgage, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Mortgage.

ATTORNMENT. Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Mortgage) as follows:

Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease, provided that Lender shall be subject to any defenses or offsets, if any, applicable to Lender's acts or omissions following transfer to Lender of title to the Property;

Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor's interest in the Lease and giving written notice thereof to Lessee;

No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Lessor under the Lease, nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender, provided that Lender shall be subject to any defenses or offsets, if any, applicable to Lender's acts or omissions following transfer to Lender of title to the Property; and

Subsequent Transfer. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor's interest by Lender, all of such obligations shall terminate as to Lender.

NON-DISTURBANCE. In the event of a foreclosure under the Mortgage, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement; provided, however, that Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender: any option to purchase with respect to the Property; any right of first refusal with respect to the purchase of the Property; any provision regarding the use of insurance proceeds or condemnation proceeds with respect to the Property which is inconsistent with the terms of the Mortgage.

MISCELLANEOUS.

Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below:

                 "OWNER"                                 "LENDER"

TWO NORTH RIVERSIDE PLAZA JOINT VENTURE   WELLS FARGO BANK, NATIONAL ASSOCIATION
LIMITED PARTNERSHIP                       Attention: Jean Zielinski
Attention: Building Manager               225 West Wacker Drive, Suite 2550
c/o Equity Office Properties              Chicago, Illinois 60606
Two North Riverside Plaza, Suite 1430
Chicago, Illinois 60606

          With a copy to:

EQUITY OFFICE PROPERTIES
Attention: Chicago Region Counsel
Two North Riverside Plaza
Suite 2100 Chicago, Illinois 60606

          "LESSEE"

provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement; and

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

INCORPORATION. Exhibit A is attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                         "OWNER"

                                          TWO NORTH RIVERSIDE PLAZA JOINT
                                          VENTURE LIMITED PARTNERSHIP, an
                                          Illinois limited partnership, sole
                                          beneficiary of LaSalle National Trust,
                                          N.A., successor trustee under Trust
                                          Agreement dated June 26, 1969 and
                                          known as Trust No. 39712


                                          By: Equity Office Properties
                                              Management Corp., a Delaware
                                              corporation, as agent


                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                                         "LENDER"

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                                          By:
                                              ----------------------------------
                                          Its:
                                               ---------------------------------


                                                         "LESSEE"


                                          By:
                                              ----------------------------------
                                          Its:
                                               ---------------------------------

                                    Exhibit A

                             DESCRIPTION OF PROPERTY

                                    Attached

STATE OF ILLINOIS   )
                    ) SS:
COUNTY OF COOK      )

     On             , 2001, before me, the undersigned, a Notary Public in and
        ------------
for said State personally appeared                        known to me to be the
                                   ----------------------
                    of                       , as the agent of TWO NORTH
-------------------    ----------------------
RIVERSIDE PLAZA JOINT VENTURE LIMITED PARTNERSHIP, a Delaware limited partnership, and acknowledged to me that such individual executed the within instrument on behalf of said corporation as agent of and on behalf of said limited partnership.

     WITNESS my hand and official seal.


                                        ---------------------------------------
                                        Notary Public in and for said
                                        County and State

[SEAL]

STATE OF ILLINOIS   )
                    ) SS:
COUNTY OF COOK      )

     On                    , 2001, before me, the undersigned, a Notary Public
        -------------------
in and for said State personally appeared                            known to me
                                          --------------------------
to be the                             of WELLS FARGO BANK, NATIONAL ASSOCIATION,
          ---------------------------
and acknowledged to me that such individual executed the within instrument on behalf of WELL FARGO BANK, NATIONAL ASSOCIATION.

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public in and for said
                                        County and State

[SEAL]

STATE OF ILLINOIS   )
                    ) SS:
COUNTY OF COOK      )

     On                   , 2001, before me, the undersigned, a Notary Public in
        ------------------
and for said State personally appeared                                    known
                                       ----------------------------------
to me to be the                        of                                      ,
                ----------------------    -------------------------------------
and acknowledged to me that such individual executed the within instrument on
behalf of                                                  .
          -------------------------------------------------

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public in and for said
                                        County and State

[SEAL]

                                    EXHIBIT G

                               MEMORANDUM OF LEASE

DATE OF LEASE:                  , 200
                 ---------------     -

LANDLORD:

ADDRESS:

TENANT:

ADDRESS:

LEASE AREA:       Approximately            square feet in the Building located
                                ----------
                  at                   and described on the legal description
                     -----------------
                  attached hereto as Exhibit A.

TERM OF LEASE:    A period of       (___) years and       (___) months
                              -----                 -----
                  commencing on           , 20   and ending on             ,
                                ----------    --               ------------
                        , as such dates may be adjusted  pursuant to the terms
                  ------
                  of the Lease.

OPTION TO EXTEND: Lessor has granted to Lessee the option to extend the term of
                  the Lease for one additional term of      (__) years.
                                                       ----

     This Memorandum to Lease is only a memorandum of certain terms of the Lease and shall not serve to expand or vary the existing Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of
Lease as of this      day of              , 200 .
                 ----        -------------     -

WITNESSES                               LANDLORD:

-------------------------------------

                                        TENANT:
-------------------------------------

                                        By:
-------------------------------------       ------------------------------------
                                        Name:
-------------------------------------         ----------------------------------
                                        Title:
                                               ---------------------------------

This document was prepared by,
and after recording, return to:

     [NAME OF ATTORNEY]

     --------------------------------

     --------------------------------

     --------------------------------

     --------------------------------

STATE OF                  )
         -----------------
                          ) SS
COUNTY OF                 )
          ----------------

     BE IT REMEMBERED, that on the      day of            , 20  , before me, a
                                   ----        ----------     --
Notary Public in and for said County personally appeared
                                                         -----------------------
                             , by                         , its
----------------------------      -----------------------       ----------------
President, the                            in the foregoing
               --------------------------                  ------------------
who acknowledged that the signing thereof was the duly authorized act and deed of said corporation and his free and voluntary act and deed as said officer for the uses and purposes therein mentioned.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year first above written.


-------------------------------------
                        Notary Public

My Commission Expires:

-------------------------------------

STATE OF                   )
         ------------------
                           ) SS
COUNTY OF                  )
          -----------------

     BE IT REMEMBERED, that on the      day of              , 20  , before me, a
                                   ----        -------------    --
Notary Public in and for said County, personally appeared
                                                          ----------------------
                            , the                         in the foregoing
----------------------------      -----------------------
GUARANTY, who acknowledged that the signing thereof was              free and
                                                        ------------
voluntary act and deed for the uses and purposes therein mentioned.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year first above written.


-------------------------------------
                        Notary Public

My Commission Expires:

-------------------------------------

State of California        )
County of                  )
          ----------------

     On               ,           before me,                                   ,
        --------------  ---------            ----------------------------------
personally appeared
                    ------------------------------------------------------------
personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                        WITNESS my hand and official seal.


                                        ----------------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                        3